Exhibit (19)(a)
State Street Research Funds

                                                                                                         New Account Application
------------------------------------------------------------------------------------------------------------------------------------

[round bullet] Use a pen. Please print in CAPITAL LETTERS.

                                         [round bullet] Use the Additional Services Application to take advantage of a range of services, including checkwriting and Systematic
                                                        Withdrawal Plan.

                                                        [ ] Check here if you are including the Additional Services
                                                            Application with your New Account Application.

                                                                                                    [Graphic: Telephone]
[1] Your Account
------------------------------------------------------------------------------------------------------------------------------------
[round bullet] Fill in one account type only.

                                         [round bullet] Individual Retirement Accounts require a different application.
                                                        To obtain an IRA application, call 1-800-562-0032.

[square bullet] Individual / Joint Account
[ ][ ][ ][ ][ ][ ][ ][ ]                 [ ]      [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
First name                               Middle   Last name

[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]            [ ][ ]/[ ][ ]/[ ][ ]
Social Security number                   Date of birth [month / day / year]

[ ][ ][ ][ ][ ][ ][ ][ ]                 [ ]      [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Joint owner (if applicable): first name  Middle   Last name

[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]            [ ][ ]/[ ][ ]/[ ][ ]
Joint owner's Social Security number     Joint owner's date of birth [month / day / year]

Joint owners will be joint tenants with rights of survivorship unless you check a different option:

[ ] Tenants in common      [ ] Tenants by entirety      [ ] Community property

[square bullet] Gift / Transfer to a Minor (UGMA/UTMA)

[ ][ ][ ][ ][ ][ ][ ][ ]                 [ ]      [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Custodian's first name                   Middle   Last name

[ ][ ][ ][ ][ ][ ][ ][ ]                 [ ]      [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
As custodian for: first name             Middle   Last name

Under the  [ ][ ] [minor's state of residence] Uniform Gifts / Transfers to Minors Act

[ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]            [ ][ ]/[ ][ ]/[ ][ ]
Minor's Social Security number           Minor's date of birth [month / day / year]

[square bullet] Trust Account

[ ][ ][ ][ ][ ][ ][ ][ ]                 [ ]      [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Trustee's first name                     Middle   Last name

[ ][ ][ ][ ][ ][ ][ ][ ]                 [ ]      [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Co-trustee (if applicable): first name   Middle   Last name

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
As trustees of [name of trust]

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
For the benefit of [trust beneficiary]

[ ][ ]-[ ][ ][ ][ ][ ][ ][ ]                      [ ][ ]/[ ][ ]/[ ][ ]
Trust's federal tax identification number         Date of trust agreement [month / day / year]

[square bullet] Business / Other Account

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Name of entity

[ ][ ][ ][ ][ ][ ][ ][ ][ ]
Federal tax identification or Social Security number

[ ][ ]  I / We have included a corporate resolution, as is required to open this account.

Type of entity:  [ ] Corporation   [ ] Partnership   [ ] Estate    [ ] Unincorporated association   [ ] Guardian

For all other types of accounts, please call 1-800-562-0032 for a different application.

                                     Page 1.

[2] Your Address
------------------------------------------------------------------------------------------------------------------------------------

[ ][ ][ ][ ][ ]                          [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Street number / P.O. Box                 Street name

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]        [ ][ ]      [ ][ ][ ][ ][ ]
City                                              State       Zip code

[ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]                              [ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]
Daytime phone number                                          Evening phone number

Check one:  [ ] U.S. citizen   [ ] Non-U.S. citizen
Check one:  [ ] U.S. resident  [ ] Resident of: [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
                                                Country

[3] Your Investment
------------------------------------------------------------------------------------------------------------------------------------
  [round bullet] Choose one share class and one distribution option for each fund.

  [round bullet] Unless noted below, the minimum investment is $2,500 per account ($1,000 using Investamatic).
                 Please refer to prospectus for details.

Fund Name                            Amount You Are Investing                   Share Class            All Distributions
------------------------------------------------------------------------------------------------------------------------------------
State Street Research:                                                          A     B    C        Reinvested      In Cash
[ ] Alpha                            $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Aurora(1)                        $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Capital                          $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Emerging Growth                  $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Equity Investment                $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Galileo(2)                       $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Global Resources                 $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Government Income                $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Growth                           $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] High Income                      $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] International Equity             $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Investment Trust                 $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Legacy(2)                        $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Managed Assets                   $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Money Market                     $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]     Class E only            [ ]           [ ]
[ ] New York Tax-Free                $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Strategic Income                 $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Tax-Exempt                       $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]
[ ] Other: ________________          $ [ ] , [ ][ ][ ] , [ ][ ][ ] . [ ][ ]    [ ]   [ ]  [ ]           [ ]           [ ]

(1) Check with your financial professional about the current availability of this fund. Minimum investment is $100,000.

(2) For these funds, the minimum investment is $25,000 per account ($10,000 using Investamatic).

This investment is being made:     [ ] by mail -- make check payable to State Street Research Funds

[ ] by Federal Funds Wire; the control number is:        [ ] through a dealer; the wire order confirmation number is:
    [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]                           [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]

[4] Options for Reducing Sales Charges
------------------------------------------------------------------------------------------------------------------------------------
[square bullet]  I wish to apply for reduced Class A sales charges through:

[ ] Right of Accumulation

When calculating my sales charges for this investment, please include the assets owned by me, my family members or other eligible persons.

[ ] Check here if you have existing accounts.

[ ] Letter of Intent

I plan to invest, without obligation, a total of at least the following amount in eligible mutual funds over the next 13 months:

[ ] $100,000        [ ] $250,000
[ ] $500,000        [ ] $1 Million
[ ] Please include investments made within the past 90 days
    in these accounts.
[ ] Check here if you have existing accounts.

                                     Page 2.


[5] Telephone Exchanges / Redemptions
------------------------------------------------------------------------------------------------------------------------------------
    [round bullet] See terms and conditions for telephone requests in current prospectus(es).

    [round bullet] Not available for certificate shares.

[square bullet] Telephone Exchange Privilege For You and Your Dealer

                [round bullet] You automatically receive this privilege unless you decline it.

                [round bullet] Allows you or your dealer to request exchanges into other State Street Research funds
                               (and assumes you have read the relevant prospectuses).

                [ ] I DO NOT want this privilege on my account.      [          ]
                                                                     Initial here

[square bullet] Telephone Redemption Privilege For You

                [round bullet] You automatically receive this privilege unless you decline it.

                [round bullet] Allows you to phone requests to sell shares, with the proceeds sent to the address of record.

                [ ] I DO NOT want this privilege on my account.      [          ]
                                                                     Initial here

[square bullet] Telephone Redemption Privilege For Your Dealer
                (This privilege is not automatic; you must specifically select it below).

                [ ]   I DO NOT want this privilege on my account.    [          ]
                                                                     Initial here

                [ ]   I DO want this privilege on my account.        [          ]
                                                                     Initial here

[6] Transfers To / From Your Bank
------------------------------------------------------------------------------------------------------------------------------------

    [round bullet] Convenient services to help you buy or sell fund shares.

    [round bullet] Be sure to attach a deposit slip or voided, unsigned check depending on the service(s) you are requesting.

[square bullet]  I would like to request one or more of the following services
                 (Please provide your Bank Account Information below):

                 [ ]   Investamatic

                 Makes periodic investments in the State Street Research fund of your choice.
                 I authorize automatic withdrawals from the bank account specified at the bottom
                 of the page. I request these withdrawals to occur    [ ] every month, on the       [ ] 5th of the month.
                                                                      [ ] every quarter,            [ ] 20th of the month
                                                                                                    [ ] 5th and 20th of the month.

                                                                                                        Starting month:   [ ][ ]
[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Fund name

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]                          $ [ ][ ][ ],[ ][ ][ ].[ ][ ]
Account number (if existing account)                      Investment amount ($50 minimum)

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Fund name

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]                          $ [ ][ ][ ],[ ][ ][ ].[ ][ ]
Account number (if existing account)                      Investment amount ($50 minimum)

[ ] EZ Trader

    Allows you to move money between your fund account and bank account by calling State Street Research.
    NOTE: Your bank must be a member of the Automated Clearing House (ACH)system.

[ ] Wire Redemption Capability

    Lets you designate a bank account to receive proceeds by wire when you sell State Street Research shares.

------------------------------------------------------------------------------------------------------------------------------------
[square bullet]  Bank Account Information

Please establish the service(s) between my fund account and my:

[ ] Checking account (voided, unsigned check attached)
[ ] NOW / money market / savings account (deposit slip attached)

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Bank name

[ ][ ][ ][ ][ ]            [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Street number of bank      Street name

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]        [ ][ ]        [ ][ ][ ][ ][ ]
City                                              State         Zip code

[ ][ ][ ][ ][ ][ ][ ][ ][ ]        [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Bank routing number                Bank account number

[ ][ ][ ][ ][ ][ ][ ][ ]                 [ ]      [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Bank account holder's first name         Middle   Last name (list exactly as on bank statements)

[ ][ ][ ][ ][ ][ ][ ][ ]                 [ ]      [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Second bank account holder               Middle   Last name
(if applicable): first name
 ______________________________________                                       ______________________________________
[______________________________________]                                     [______________________________________]
Signature of first bank account holder, exactly as on bank statements        Signature of second bank account holder (if applicable)

                                     Page 3.


[7] Your Signature
------------------------------------------------------------------------------------------------------------------------------------
    [round bullet] All owners listed in Section 1 need to sign this application.                             [Graphic: Pen]

    [round bullet] Please note that the certification below and the provision of your federal tax identification number are the only portions of this application for which the IRS requires your certification.

I acknowledge that I:

[round bullet] have received current prospectus(es) for all funds in which I am investing.
[round bullet] accept the terms of investment described in the prospectus(es) and this application.
[round bullet] understand that these same terms will also apply to all shares obtained by exchange.
[round bullet] accept responsibility for unauthorized telephone instructions unless the fund's agents are negligent or unless I declined the privileges in Section 5.

I certify, under penalties of perjury, that:

[round bullet] (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
[round bullet] (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 ______________________________________
[______________________________________]                                                  [ ][ ]/[ ][ ]/[ ][ ]
Your signature, exactly as your name appears in Section 1                                 Date [month / day / year]

 ______________________________________
[______________________________________]                                                  [ ][ ]/[ ][ ]/[ ][ ]
Signature of joint owner (if applicable) exactly as name appears in Section 1             Date [month / day / year]


[8] Signature Guarantee
------------------------------------------------------------------------------------------------------------------------------------
    [round bullet] If you are investing directly, have Part I completed; if not, have your dealer fill out Part II.

[square bullet] I -- For Direct Investments

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Name of bank or other guarantor

[ ][ ][ ][ ][ ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Street number     Street name

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]    [ ][ ]      [ ][ ][ ][ ][ ]
City                                          State       Zip code

The bank or guarantor guarantees the owner's legal capacity and all signatures on this application and on related investment checks and instructions, including the Additional Services Application.

 ______________________________________
[______________________________________]                              [ ][ ]/[ ][ ]/[ ][ ]
Signature of bank's or guarantor's authorized representative          Date [month / day / year]

[square bullet] II -- For Investments Through a Dealer

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Dealer name

[ ][ ][ ][ ][ ]                   [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Street number of home office      Street name

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]    [ ][ ]      [ ][ ][ ][ ][ ]
City                                          State       Zip code

[ ][ ][ ][ ][ ]                   [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Street number of branch office    Street name

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]    [ ][ ]      [ ][ ][ ][ ][ ]
City                                          State       Zip code

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]    [ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ][ ]
Branch office number              Branch office phone number

The Dealer:

[round bullet] agrees to the terms of the current prospectus(es), application and current dealer agreement, which is included by reference.
[round bullet] represents that it has given the owner(s) the relevant prospectus(es).
[round bullet] represents that it has completed this application according to instructions from the owner(s).
[round bullet] will indemnify the fund, its adviser, distributor or other agents from any losses resulting from these instructions.
[round bullet] guarantees the owner's legal capacity and all signatures on this application and on related investment checks and instructions, including the Additional Services Application.

[ ][ ][ ][ ][ ][ ][ ][ ]                 [ ]      [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Registered Representative's first name   Middle   Last name

[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
Registered Representative number

 ______________________________________
[______________________________________]                              [ ][ ]/[ ][ ]/[ ][ ]
Signature of authorized officer of dealer                             Date [month / day / year]

[State Street Research logo]  Mail this application, along with any other required documents to:
                              State Street Research Funds, P.O. Box 8408, Boston, MA 02266-8408.
                              Registered representatives, mail this application to your home office for approval.
                              Questions? Call 1-800-562-0032.

SSR-760E-0498